Payment Date: 08/25/97

                    -----------------------------------------
                    COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1
                    -----------------------------------------

Class Information                                          Current Payment Information

---------------------------------------------------------------------------------------------------------------------
                  Beginning       Pass Thru  Principal       Interest        Total      Interest   Ending Certificate
Class Code  Name  Cert. Bal.      Rate       Dist. Amt.     Dist. Amt.       Dist.     Shortfalls        Balance
---------------------------------------------------------------------------------------------------------------------
2343        A-1   170,071,943.72  5.856250%  3,489,145.48    857,652.73  4,346,798.21        0.00    166,582,798.24
2344        A-2    33,885,546.97  5.736250%  1,625,267.99    167,379.31  1,792,647.29        0.00     32,260,278.98
2345        A-3    35,000,000.00  6.675000%          0.00    194,687.50    194,687.50        0.00     35,000,000.00
2346        A-4    14,677,000.00  6.950000%          0.00     85,004.29     85,004.29        0.00     14,677,000.00
2348        A-5    15,623,000.00  7.225000%          0.00     94,063.48     94,063.48        0.00     15,623,000.00
---------------------------------------------------------------------------------------------------------------------
Totals       --   269,257,490.69             5,114,413.47  1,398,787.31  6,513,200.78  0.00  264,143,077.22
---------------------------------------------------------------------------------------------------------------------

                   Original Certificate Information
Class Information
                   -------------------------------------
-------------------   Original     Pass Thru     Cusip
  Type       Name    Cert. Bal.       Rate      Numbers
--------------------------------------------------------
Floater      A-1   183,000,000.00  5.856250%   126671AD8
Floater      A-2    40,700,000.00  5.736250%   126671AE6
Fixed        A-3    35,000,000.00  6.675000%   126671AF3
Fixed        A-4    14,677,000.00  6.950000%   126671AG1
Fixed        A-5    15,623,000.00  7.225000%   126671AH9
--------------------------------------------------------
Totals        --   289,000,000.00     --          --
--------------------------------------------------------

                            Factors per $1,000
Class Information
                   ---------------------------------------
-----------------   Principal    Interest        Ending
  Type       Name     Dist.        Dist.        Cert. Bal
-----------------  ---------------------------------------
Floater      A-1   19.06636874  4.68662696    910.28851497
Floater      A-2   39.93287440  4.11251367    792.63584728
Fixed        A-3    0.00000000  5.56250000   1000.00000000
Fixed        A-4    0.00000000  5.79166667   1000.00000000
Fixed        A-5    0.00000000  6.02083333  54.05882352941
-----------------  ---------------------------------------
Totals        --   17.69693242  4.84009450   913.989886587
-----------------  ---------------------------------------

                                                          Payment Date: 08/25/97

                -------------------------------------------------
                       INDEPENDENT NATIONAL MORTGAGE CORP.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-A
                 RESIDENTIAL ASSET SECURITIZATION TRUST 1997 A-1
                -------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

          Group 1
          -------
Beginning Principal Balance                                       172,418,966.48
Scheduled Principal Payment                                            94,598.23
Prepayment Amount                                                   2,970,740.50
Ending Principal Balance                                          169,353,627.75

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          423,806.75
Required Subordinated Amount                                        4,211,709.69
Subordinated Amount                                                 2,770,829.51
Carry-Forward Amount                                                        0.00
Insured Payment                                                             0.00

          Group 2
          -------
Beginning Principal Balance                                       100,670,650.34
Scheduled Principal Payment                                           152,131.83
Prepayment Amount                                                   1,192,886.68
Ending Principal Balance                                           99,276,387.74

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          231,005.39
Required Subordinated Amount                                        5,512,058.33
Subordinated Amount                                                 1,716,108.76
Carry-Forward Amount                                                        0.00
Insured Payment                                                             0.00

--------------------------------------------------------------------------------
                                 FEES & ADVANCES
--------------------------------------------------------------------------------

Monthly master servicer fees paid
          Group 1                                                      70,158.47
          Group 2                                                         667.02

Advances included in this distribution
          Group 1                                                      71,606.47
          Group 2                                                      22,740.87

--------------------------------------------------------------------------------
                    CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT
--------------------------------------------------------------------------------

Amount paid                                                                 0.00
Amount remaining                                                            0.00

--------------------------------------------------------------------------------
                       LIQUADATION AND LOSSES INFORMATION
--------------------------------------------------------------------------------

                                                              Group 1    Group 2
                                                            --------------------
Liquated Loan #                                                     0          0
  Stated Principal Balance                                       0.00       0.00
  Realized Losses                                                0.00       0.00
Liquated Loan #                                                     0          0
  Stated Principal Balance                                       0.00       0.00
  Realized Losses                                                0.00       0.00
Aggregate Stated Principal Balance of all Liquidated Loans       0.00       0.00

Total realized losses (this period)                         49,244.09
Cumulative losses (from Cut-Off)                            49,244.09

--------------------------------------------------------------------------------
                         GROUP 1 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

       Period                    Loan Count                Ending Stated Balance
       ------                    ----------                ---------------------
      1 month                            69                         6,307,827.21
      2 months                           15                         1,576,356.41
     3+ months                            2                           164,446.14
    Foreclosures                         18                         1,796,614.73
       Totals                            86                         8,048,629.76

--------------------------------------------------------------------------------
                       GROUP 2 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

       Period                    Loan Count                Ending Stated Balance
       ------                    ----------                ---------------------
       1 month                           30                         1,717,593.48
       2 months                           5                           225,741.69
      3+ months                           3                           289,325.78
    Foreclosures                          6                           158,797.72
       Totals                            44                         2,391,458.67

--------------------------------------------------------------------------------
                              TOTAL REO INFORMATION
--------------------------------------------------------------------------------

                                                              Group 1    Group 2
                                                           ---------------------
Total Number of REO Properties                                      2          0
Total Principal Balance of REO Properties                  107,250.00       0.00

--------------------------------------------------------------------------------
                               NEW REO INFORMATION
(Mortgage Loans that became REO Properties during the preceeding calendar month)
--------------------------------------------------------------------------------

                Loan Number          Loan Group         Stated Principal Balance
                -----------          ----------         ------------------------
                    5808806             Group 1                        55,250.00
                          0             Group 2                             0.00